AXIS CAPITAL HOLDINGS LIMITED

INVESTOR FINANCIAL SUPPLEMENT

SECOND QUARTER 2022

AXIS Capital Holdings Limited
92 Pitts Bay Road
Pembroke HM 08 Bermuda

Contact Information:
Mei Feng A. Zhang
Investor Contact
(212) 940-3312;
investorrelations@axiscapital.com

Website Information:
www.axiscapital.com

This report is for informational purposes only. It should be read in conjunction with the documents that the Company files with the Securities and Exchange Commission pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934.

AXIS CAPITAL HOLDINGS LIMITED
FINANCIAL SUPPLEMENT TABLE OF CONTENTS

AXIS CAPITAL HOLDINGS LIMITED
BASIS OF PRESENTATION

AXIS Capital Holdings Limited's ("AXIS Capital" or the "Company") underwriting operations are organized around its global underwriting platforms, AXIS Insurance and AXIS Re. The Company has determined that it has two reportable segments, insurance and reinsurance.

DEFINITIONS AND PRESENTATION
•All financial information contained herein is unaudited, except for the consolidated balance sheet at December 31, 2021 and consolidated statements of operations for the years ended December 31, 2021 and December 31, 2020.
•Amounts may not reconcile due to rounding differences.
•Unless otherwise noted, all data is in thousands, except for ratio information.
•NM - Not meaningful is defined as a variance greater than +/- 100%; NA - Not applicable

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
This document contains forward-looking statements within the meaning of section 27A of the Securities Act of 1933 and section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts included in this document, including statements regarding our estimates, beliefs, expectations, intentions, strategies or projections are forward-looking statements. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the United States ("U.S.") federal securities laws. In some cases, these statements can be identified by the use of forward-looking words such as "may", "should", "could", "anticipate", "estimate", "expect", "plan", "believe", "predict", "potential", "intend" or similar expressions. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections, and various assumptions, many of which, by their nature, are inherently uncertain and beyond management's control.
Forward-looking statements contained in this document may include, but are not limited to, information regarding our estimates for catastrophes and other weather-related losses including losses related to the COVID-19 pandemic, measurements of potential losses in the fair market value of our investment portfolio and derivative contracts, our expectations regarding the performance of our business, our financial results, our liquidity and capital resources, the outcome of our strategic initiatives including our exit from property reinsurance business, our expectations regarding pricing, other market conditions and economic conditions including inflation, our growth prospects, and valuations of the potential impact of movements in interest rates, credit spreads, equity securities' prices, and foreign currency exchange rates.

Forward-looking statements only reflect our expectations and are not guarantees of performance. These statements involve risks, uncertainties and assumptions. Accordingly, there are or will be important factors that could cause actual events or results to differ materially from those indicated in such statements. We believe that these factors include, but are not limited to, the following:

•the adverse impact of the ongoing COVID-19 pandemic on our business, results of operations, financial condition, and liquidity;
•the cyclical nature of the insurance and reinsurance business leading to periods with excess underwriting capacity and unfavorable premium rates;
•the occurrence and magnitude of natural and man-made disasters;
•the impact of global climate change on our business, including the possibility that we do not adequately assess or reserve for the increased frequency and severity of natural catastrophes;
•losses from war including losses related to the Russian invasion of Ukraine, terrorism and political unrest, or other unanticipated losses;
•actual claims exceeding loss reserves;
•general economic, capital and credit market conditions, including fluctuations in interest rates, credit spreads, equity securities' prices, and/or foreign currency exchange rates;
•the adverse impact of inflation;
•the failure of any of the loss limitation methods we employ;
•the effects of emerging claims, coverage and regulatory issues, including uncertainty related to coverage definitions, limits, terms and conditions;
•the inability to purchase reinsurance or collect amounts due to us from reinsurance we have purchased;
•the loss of business provided to us by major brokers;
•breaches by third parties in our program business of their obligations to us;
•difficulties with technology and/or data security;
•the failure of our policyholders or intermediaries to pay premiums;
•the failure of our cedants to adequately evaluate risks;
•the inability to obtain additional capital on favorable terms, or at all;
•the loss of one or more of our key executives;
•a decline in our ratings with rating agencies;
•changes in accounting policies or practices;
•the use of industry models and changes to these models;
i

•changes in governmental regulations and potential government intervention in our industry;
•inadvertent failure to comply with certain laws and regulations relating to sanctions and foreign corrupt practices;
•changes in the political environment of certain countries in which we operate or underwrite business including the United Kingdom's withdrawal from the European Union;
•changes in tax laws; and
•other factors including but not limited to those described under Item 1A, 'Risk Factors' in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission ("SEC"), as those factors may be updated from time to time in our periodic and other filings with the SEC, which are accessible on the SEC's website at www.sec.gov. Readers are urged to carefully consider all such factors as the COVID-19 pandemic may have the effect of heightening many of the other risks and uncertainties described.

We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

AXIS CAPITAL HOLDINGS LIMITED
BASIS OF PRESENTATION
BUSINESS DESCRIPTIONS

INSURANCE SEGMENT

Our insurance segment offers specialty insurance products to a variety of niche markets on a worldwide basis. The following are the lines of business in our insurance segment:
Property: provides physical loss or damage, business interruption and machinery breakdown cover for virtually all types of property, including commercial buildings, residential premises, construction projects and onshore renewable energy installations. This line of business includes primary and excess risks, some of which are catastrophe-exposed.
Marine: provides cover for traditional marine classes, including offshore energy, renewable offshore energy, cargo, liability, recreational marine, fine art, specie, and hull war. Offshore energy coverage includes physical damage, business interruption, operator's extra expense and liability coverage for all aspects of offshore upstream energy, from exploration and construction through the operation and distribution phases.
Terrorism: provides cover for physical damage and business interruption of an insured following an act of terrorism and includes kidnap and ransom, and crisis management insurance.
Aviation: provides hull and liability, and specific war cover primarily for passenger airlines but also for cargo operations, general aviation operations, airports, aviation authorities, security firms and product manufacturers.
Credit and Political Risk: provides credit and political risk insurance products for banks, commodity traders, corporations and multilateral and export credit agencies. Cover is provided for a range of risks including sovereign and corporate credit default, political violence, currency inconvertibility and non-transfer, expropriation, aircraft non-repossession and contract frustration due to political events.
Professional Lines: provides directors’ and officers’ liability, errors and omissions liability, employment practices liability, fiduciary liability, crime, professional indemnity, cyber and privacy insurance, medical malpractice and other financial insurance related covers for public and private commercial enterprises, financial institutions, not-for-profit organizations and other professional service providers. This business is predominantly written on a claims-made basis.
Liability: primarily targets primary and low to mid-level excess and umbrella commercial liability risks in the U.S. wholesale markets in addition to primary and excess of loss employers, public, and products liability business predominately in the U.K. Target industry sectors include construction, manufacturing, transportation and trucking, and other services.
Accident and Health: includes accidental death, travel insurance, specialty health products for employer and affinity groups, and pet insurance.

AXIS CAPITAL HOLDINGS LIMITED
BASIS OF PRESENTATION

BUSINESS DESCRIPTIONS (CONTINUED)

REINSURANCE SEGMENT

Our reinsurance segment provides treaty reinsurance to insurance companies on a worldwide basis. The following are the lines of business in our reinsurance segment:

Catastrophe: provides protection for most catastrophic losses that are covered in the underlying insurance policies written by our cedants. The underlying policies principally cover property-related exposures but other exposures including workers compensation and personal accident are also covered. The principal perils covered by policies in this portfolio include hurricane and windstorm, earthquake, flood, tornado, hail and fire. In some instances, terrorism may be a covered peril or the only peril. This business is written on a proportional and an excess of loss basis.
Property: provides protection for property damage and related losses resulting from natural and man-made perils that are covered in the underlying personal and commercial lines insurance policies written by our cedants. The predominant exposure is to property damage but other risks, including business interruption and other non-property losses, may also be covered when arising from a covered peril. The most significant perils covered by policies in this portfolio include windstorm, tornado and earthquake, but other perils such as freezes, riots, floods, industrial explosions, fires, hail and a number of other loss events are also included. This business is written on a proportional and excess of loss basis.
Credit and Surety: provides reinsurance of trade credit insurance products and includes proportional and excess of loss structures. The underlying insurance indemnifies sellers of goods and services in the event of a payment default by the buyer of those goods and services. Surety reinsurance provides protection for losses arising from a broad array of surety bonds issued by insurers to satisfy regulatory demands or contract obligations in a variety of jurisdictions around the world. Mortgage reinsurance is provided to mortgage guaranty insurers and U.S. government-sponsored entities for losses related to credit risk transfer into the private sector.
Professional Lines: provides protection for directors’ and officers’ liability, employment practices liability, medical malpractice, professional indemnity, environmental liability, cyber, and miscellaneous errors and omissions insurance risks. The underlying business is predominantly written on a claims-made basis. This business is written on a proportional and excess of loss basis.
Motor: provides protection to insurers for motor liability and property damage losses arising out of any one occurrence. A loss occurrence can involve one or many claimants where the ceding insurer aggregates the claims from the occurrence. Traditional proportional and non-proportional reinsurance as well as structured solutions are offered.
Liability: provides protection to insurers of admitted casualty business, excess and surplus lines casualty business and specialty casualty programs. The primary focus of the underlying business is general liability, workers' compensation, auto liability, and excess casualty.
Engineering: provides protection for all types of construction risks and risks associated with erection, testing and commissioning of machinery and plants during the construction stage. This line of business also includes cover for losses arising from operational failures of machinery, plant and equipment, and electronic equipment as well as business interruption. The Company exited this line of business in 2020.
Agriculture: provides protection for risks associated with the production of food and fiber on a global basis for primary insurance companies writing multi-peril crop insurance, crop hail, and named peril covers, as well as custom risk transfer mechanisms for agricultural dependent industries with exposures to crop yield and/or price deviations. This business is written on a proportional and aggregate stop loss reinsurance basis.
Marine and Aviation: includes specialty marine classes such as cargo, hull, pleasure craft, marine liability, inland marine and offshore energy. The principal perils covered by policies in this portfolio include physical loss, damage and/or liability arising from natural perils of the seas or land, man-made events including fire and explosion, stranding/sinking/salvage, pollution, shipowners and maritime employers liability. This business is written on a non-proportional and proportional basis. Aviation provides cover for airline, aerospace and general aviation exposures. This business is written on a proportional and non-proportional basis.

Accident and Health: includes personal accident, specialty health, accidental death, travel, life and disability reinsurance products which are offered on a proportional and catastrophic or per life excess of loss basis.

AXIS CAPITAL HOLDINGS LIMITED
FINANCIAL HIGHLIGHTS

		Three months ended June 30,				Six months ended June 30,
		2022	2021	Change		2022	2021	Change

HIGHLIGHTS	Gross premiums written	$2,113,483	$1,941,186	8.9%		$4,748,091	$4,476,667	6.1%
	Gross premiums written - Insurance	69.5%	65.3%	4.2	pts	58.9%	53.0%	5.9	pts
	Gross premiums written - Reinsurance	30.5%	34.7%	(4.2)	pts	41.1%	47.0%	(5.9)	pts
	Net premiums written	$1,316,847	$1,203,858	9.4%		$3,129,719	$2,982,744	4.9%
	Net premiums earned	$1,277,052	$1,156,941	10.4%		$2,535,297	$2,260,663	12.1%
	Net premiums earned - Insurance	60.2%	54.6%	5.6	pts	60.0%	55.2%	4.8	pts
	Net premiums earned - Reinsurance	39.8%	45.4%	(5.6)	pts	40.0%	44.8%	(4.8)	pts
	Net income available to common shareholders	$27,215	$227,910	(88.1%)		$168,857	$343,645	(50.9%)
	Operating income [a]	148,991	170,508	(12.6%)		328,819	253,247	29.8%
	Annualized return on average common equity [b]	2.5%	19.3%	(16.8)	pts	7.5%	14.3%	(6.8)	pts
	Annualized operating return on average common equity [c]	13.7%	14.4%	(0.7)	pts	14.6%	10.6%	4.0	pts
	Total shareholders’ equity	$4,702,631	$5,389,760	(12.7%)		$4,702,631	$5,389,760	(12.7%)

PER COMMON SHARE AND COMMON SHARE DATA	Earnings per diluted common share	$0.32	$2.67	(88.0%)		$1.97	$4.04	(51.2%)
	Operating income per diluted common share [d]	$1.74	$2.00	(13.0%)		$3.83	$2.98	28.5%
	Weighted average diluted common shares outstanding	85,843	85,267	0.7%		85,826	85,117	0.8%
	Book value per common share	$49.05	$57.09	(14.1%)		$49.05	$57.09	(14.1%)
	Book value per diluted common share (treasury stock method)	$47.62	$55.50	(14.2%)		$47.62	$55.50	(14.2%)
	Tangible book value per diluted common share (treasury stock method) [a]	$44.74	$52.50	(14.8%)		$44.74	$52.50	(14.8%)

FINANCIAL RATIOS	Current accident year loss ratio, excluding catastrophe and weather-related losses	55.3%	55.7%	(0.4)	pts	54.7%	55.4%	(0.7)	pts
	Catastrophe and weather-related losses ratio	5.3%	2.5%	2.8	pts	5.1%	6.2%	(1.1)	pts
	Current accident year loss ratio	60.6%	58.2%	2.4	pts	59.8%	61.6%	(1.8)	pts
	Prior year reserve development ratio	(0.3%)	(0.6%)	0.3	pts	(0.5%)	(0.5%)	—	pts
	Net losses and loss expenses ratio	60.3%	57.6%	2.7	pts	59.3%	61.1%	(1.8)	pts
	Acquisition cost ratio	20.2%	18.9%	1.3	pts	20.0%	19.4%	0.6	pts
	General and administrative expense ratio [e]	12.9%	14.1%	(1.2)	pts	13.1%	14.2%	(1.1)	pts
	Combined ratio	93.4%	90.6%	2.8	pts	92.4%	94.7%	(2.3)	pts

INVESTMENT DATA	Total assets	$27,619,427	$27,581,730	0.1%		$27,619,427	$27,581,730	0.1%
	Total cash and invested assets [f]	$15,726,034	$16,107,625	(2.4%)		$15,726,034	$16,107,625	(2.4%)
	Net investment income	$92,214	$104,672	(11.9%)		$183,569	$218,836	(16.1%)
	Net investment gains (losses)	$(173,263)	$73,293	nm		$(267,771)	$102,936	nm
	Book yield of fixed maturities	2.4%	2.0%	0.4	pts	2.4%	2.0%	0.4	pts

[a]    Operating income (loss), operating income (loss) per diluted common share, annualized operating return on average common equity ("operating ROACE") and tangible book value per diluted common share are non-GAAP financial measures as defined by Regulation G. The reconciliations to the most comparable GAAP financial measures, net income (loss) available (attributable) to common shareholders, earnings (loss) per diluted common share, annualized return on average common equity ("ROACE") and book value per diluted common share, respectively, and a discussion of the rationale for the presentation of these items are provided later in this document.
[b]    Annualized ROACE is calculated by dividing annualized net income (loss) available (attributable) to common shareholders for the period by the average common shareholders’ equity determined using the common shareholders’ equity balances at the beginning and end of the period.
[c]    Annualized operating ROACE is calculated by dividing annualized operating income (loss) for the period by the average common shareholders’ equity determined using the common shareholders’ equity balances at the beginning and end of the period.
[d]    Operating income (loss) per diluted common share is calculated by dividing operating income (loss) for the period by weighted average diluted common shares outstanding.
[e]    Underwriting-related general and administrative expenses and corporate expenses are included in the general and administrative expense ratio.
[f]    Total cash and invested assets represents the total cash and cash equivalents, fixed maturities, equity securities, mortgage loans, other investments, equity method investments, short-term investments, accrued interest receivable and net receivable (payable) for investments sold (purchased).

AXIS CAPITAL HOLDINGS LIMITED
CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2022 AND 2021

	Three months ended June 30,		Six months ended June 30,
	2022	2021	2022	2021

Revenues
Net premiums earned	$1,277,052	$1,156,941	$2,535,297	$2,260,663
Net investment income	92,214	104,672	183,569	218,836
Net investment gains (losses)	(173,263)	73,293	(267,771)	102,936
Other insurance related income	2,213	5,817	8,906	8,598
Total revenues	1,198,216	1,340,723	2,460,001	2,591,033

Expenses
Net losses and loss expenses	769,587	666,473	1,502,285	1,381,190
Acquisition costs	257,582	219,070	505,932	437,941
General and administrative expenses	165,586	162,452	334,627	320,860
Foreign exchange losses (gains)	(57,000)	19,602	(101,274)	23,716
Interest expense and financing costs	15,241	15,235	30,805	30,806
Reorganization expenses	15,728	—	15,728	—
Amortization of value of business acquired	—	1,028	—	2,056
Amortization of intangible assets	2,729	3,324	5,458	6,013
Total expenses	1,169,453	1,087,184	2,293,561	2,202,582

Income before income taxes and interest in income of equity method investments	28,763	253,539	166,440	388,451
Income tax (expense) benefit	4,965	(27,865)	4,942	(48,641)
Interest in income of equity method investments	1,050	9,799	12,600	18,960
Net income	34,778	235,473	183,982	358,770
Preferred share dividends	7,563	7,563	15,125	15,125
Net income available to common shareholders	$27,215	$227,910	$168,857	$343,645

AXIS CAPITAL HOLDINGS LIMITED
CONSOLIDATED STATEMENTS OF OPERATIONS

							Year ended December 31,
	Q2 2022	Q1 2022	Q4 2021	Q3 2021	Q2 2021	Q2 2020	2021
UNDERWRITING REVENUES
Gross premiums written	$2,113,483	$2,634,608	$1,562,828	$1,646,489	$1,941,186	$1,716,183	$7,685,984
Ceded premiums written	(796,636)	(821,736)	(615,420)	(650,018)	(737,328)	(660,249)	(2,759,360)
Net premiums written	1,316,847	1,812,872	947,408	996,471	1,203,858	1,055,934	4,926,624

Gross premiums earned	1,971,208	1,902,508	1,936,521	1,879,280	1,794,769	1,694,861	7,281,709
Ceded premiums earned	(694,156)	(644,262)	(698,761)	(667,853)	(637,828)	(590,858)	(2,571,859)
Net premiums earned	1,277,052	1,258,246	1,237,760	1,211,427	1,156,941	1,104,003	4,709,850
Other insurance related income	2,213	6,693	7,033	7,665	5,817	1,996	23,295
Total underwriting revenues	1,279,265	1,264,939	1,244,793	1,219,092	1,162,758	1,105,999	4,733,145

UNDERWRITING EXPENSES
Net losses and loss expenses	769,587	732,699	716,225	911,369	666,473	676,261	3,008,783
Acquisition costs	257,582	248,352	252,180	231,712	219,070	228,502	921,834
Underwriting-related general and administrative expenses [a]	135,403	145,096	140,379	134,826	128,961	113,824	536,834
Total underwriting expenses	1,162,572	1,126,147	1,108,784	1,277,907	1,014,504	1,018,587	4,467,451

UNDERWRITING INCOME (LOSS) [b]	116,693	138,792	136,009	(58,815)	148,254	87,412	265,694

OTHER (EXPENSES) REVENUES
Net investment income	92,214	91,355	128,128	107,339	104,672	45,040	454,301
Net investment gains (losses)	(173,263)	(94,508)	20,410	10,932	73,293	53,043	134,279
Corporate expenses [a]	(30,183)	(23,945)	(44,105)	(23,134)	(33,491)	(26,828)	(126,470)
Foreign exchange (losses) gains	57,000	44,273	(4,632)	28,032	(19,602)	(9,709)	(315)
Interest expense and financing costs	(15,241)	(15,564)	(15,543)	(15,954)	(15,235)	(20,595)	(62,302)
Reorganization expenses	(15,728)	—	—	—	—	(392)	—
Amortization of value of business acquired	—	—	(771)	(1,028)	(1,028)	(1,285)	(3,854)
Amortization of intangible assets	(2,729)	(2,729)	(3,260)	(3,149)	(3,324)	(2,855)	(12,424)
Total other (expenses) revenues	(87,930)	(1,118)	80,227	103,038	105,285	36,419	383,215

INCOME BEFORE INCOME TAXES AND INTEREST IN INCOME OF EQUITY METHOD INVESTMENTS	28,763	137,674	216,236	44,223	253,539	123,831	648,909
Income tax (expense) benefit	4,965	(24)	(12,557)	(1,186)	(27,865)	(10,893)	(62,384)
Interest in income of equity method investments	1,050	11,550	1,213	11,911	9,799	7,102	32,084

NET INCOME	34,778	149,200	204,892	54,948	235,473	120,040	618,609
Preferred share dividends	(7,563)	(7,563)	(7,563)	(7,563)	(7,563)	(7,563)	(30,250)
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$27,215	$141,637	$197,329	$47,385	$227,910	$112,477	$588,359

[a]    Underwriting-related general and administrative expenses is a non-GAAP financial measure as defined in SEC Regulation G. The reconciliation to general and administrative expenses, the most comparable GAAP financial measure, also includes corporate expenses.
[b]    Consolidated underwriting income (loss) is a non-GAAP financial measure as defined in SEC Regulation G. The reconciliation to net income (loss), the most comparable GAAP financial measure, is presented above.

AXIS CAPITAL HOLDINGS LIMITED
CONSOLIDATED KEY RATIOS

							Year ended December 31,
	Q2 2022	Q1 2022	Q4 2021	Q3 2021	Q2 2021	Q2 2020	2021
KEY RATIOS/PER SHARE DATA
Current accident year loss ratio, excluding catastrophe and weather-related losses	55.3%	54.2%	54.3%	55.4%	55.7%	58.0%	55.1%
Catastrophe and weather-related losses ratio	5.3%	4.7%	4.3%	20.7%	2.5%	3.5%	9.5%
Current accident year loss ratio	60.6%	58.9%	58.6%	76.1%	58.2%	61.5%	64.6%
Prior year reserve development ratio	(0.3%)	(0.7%)	(0.7%)	(0.9%)	(0.6%)	(0.2%)	(0.7%)
Net losses and loss expenses ratio	60.3%	58.2%	57.9%	75.2%	57.6%	61.3%	63.9%
Acquisition cost ratio	20.2%	19.7%	20.4%	19.1%	18.9%	20.7%	19.6%
General and administrative expense ratio [a]	12.9%	13.5%	14.8%	13.1%	14.1%	12.7%	14.0%
Combined ratio	93.4%	91.4%	93.1%	107.4%	90.6%	94.7%	97.5%

Weighted average common shares outstanding	85,173	84,961	84,774	84,771	84,764	84,303	84,707
Weighted average diluted common shares outstanding	85,843	85,808	85,591	85,336	85,267	84,600	85,291
Earnings per common share	$0.32	$1.67	$2.33	$0.56	$2.69	$1.33	$6.95
Earnings per diluted common share	$0.32	$1.65	$2.31	$0.56	$2.67	$1.33	$6.90
Annualized ROACE	2.5%	12.0%	16.4%	3.9%	19.3%	10.0%	12.2%
Annualized operating ROACE	13.7%	15.3%	15.1%	0.1%	14.4%	6.3%	9.1%

[a]    Underwriting-related general and administrative expenses and corporate expenses are included in the general and administrative expense ratio.

AXIS CAPITAL HOLDINGS LIMITED
CONSOLIDATED STATEMENTS OF OPERATIONS

	Six months ended June 30,			Year ended December 31,
	2022	2021	2020	2021	2020
UNDERWRITING REVENUES
Gross premiums written	$4,748,091	$4,476,667	$4,147,341	$7,685,984	$6,826,938
Ceded premiums written	(1,618,372)	(1,493,923)	(1,412,363)	(2,759,360)	(2,490,529)
Net premiums written	3,129,719	2,982,744	2,734,978	4,926,624	4,336,409

Gross premiums earned	3,873,717	3,465,908	3,352,273	7,281,709	6,768,733
Ceded premiums earned	(1,338,420)	(1,205,245)	(1,159,645)	(2,571,859)	(2,397,424)
Net premiums earned	2,535,297	2,260,663	2,192,628	4,709,850	4,371,309
Other insurance related income (loss)	8,906	8,598	(6,710)	23,295	(8,089)
Total underwriting revenues	2,544,203	2,269,261	2,185,918	4,733,145	4,363,220

UNDERWRITING EXPENSES
Net losses and loss expenses	1,502,285	1,381,190	1,584,335	3,008,783	3,281,252
Acquisition costs	505,932	437,941	467,152	921,834	929,517
Underwriting-related general and administrative expenses [a]	280,499	261,629	243,786	536,834	477,968
Total underwriting expenses	2,288,716	2,080,760	2,295,273	4,467,451	4,688,737

UNDERWRITING INCOME (LOSS) [b]	255,487	188,501	(109,355)	265,694	(325,517)

OTHER (EXPENSES) REVENUES
Net investment income	183,569	218,836	138,140	454,301	349,601
Net investment gains (losses)	(267,771)	102,936	(9,831)	134,279	129,133
Corporate expenses [a]	(54,128)	(59,231)	(53,926)	(126,470)	(101,822)
Foreign exchange (losses) gains	101,274	(23,716)	51,974	(315)	(81,069)
Interest expense and financing costs	(30,805)	(30,806)	(44,067)	(62,302)	(75,049)
Reorganization expenses	(15,728)	—	591	—	(7,881)
Amortization of value of business acquired	—	(2,056)	(3,083)	(3,854)	(5,139)
Amortization of intangible assets	(5,458)	(6,013)	(5,725)	(12,424)	(11,390)
Total other (expenses) revenues	(89,047)	199,950	74,073	383,215	196,384

INCOME (LOSS) BEFORE INCOME TAXES AND INTEREST IN INCOME (LOSS) OF EQUITY METHOD INVESTMENTS	166,440	388,451	(35,282)	648,909	(129,133)
Income tax (expense) benefit	4,942	(48,641)	(6,026)	(62,384)	12,321
Interest in income (loss) of equity method investments	12,600	18,960	(16,475)	32,084	(3,612)

NET INCOME (LOSS)	183,982	358,770	(57,783)	618,609	(120,424)
Preferred share dividends	(15,125)	(15,125)	(15,125)	(30,250)	(30,250)
NET INCOME (LOSS) AVAILABLE (ATTRIBUTABLE) TO COMMON SHAREHOLDERS	$168,857	$343,645	$(72,908)	$588,359	$(150,674)

[a]   Underwriting-related general and administrative expenses is a non-GAAP financial measure as defined in SEC Regulation G. The reconciliation to total general and administrative expenses, the most comparable GAAP financial measure, also includes corporate expenses.
[b] Consolidated underwriting income (loss) is a non-GAAP financial measure as defined in SEC Regulation G. The reconciliation to net income (loss), the most comparable GAAP financial measure, is presented above.

AXIS CAPITAL HOLDINGS LIMITED
CONSOLIDATED KEY RATIOS

	Six months ended June 30,			Year ended December 31,
	2022	2021	2020	2021	2020
KEY RATIOS/PER SHARE DATA
Current accident year loss ratio, excluding catastrophe and weather-related losses	54.7%	55.4%	57.5%	55.1%	57.7%
Catastrophe and weather-related losses ratio	5.1%	6.2%	15.2%	9.5%	17.7%
Current accident year loss ratio	59.8%	61.6%	72.7%	64.6%	75.4%
Prior year reserve development ratio	(0.5%)	(0.5%)	(0.4%)	(0.7%)	(0.3%)
Net losses and loss expenses ratio	59.3%	61.1%	72.3%	63.9%	75.1%
Acquisition cost ratio	20.0%	19.4%	21.3%	19.6%	21.3%
General and administrative expense ratio [a]	13.1%	14.2%	13.5%	14.0%	13.2%
Combined ratio	92.4%	94.7%	107.1%	97.5%	109.6%

Weighted average common shares outstanding	85,068	84,640	84,198	84,707	84,262
Weighted average diluted common shares outstanding [b]	85,826	85,117	84,198	85,291	84,262
Earnings (loss) per common share	$1.98	$4.06	($0.87)	$6.95	($1.79)
Earnings (loss) per diluted common share	$1.97	$4.04	($0.87)	$6.90	($1.79)
Annualized ROACE	7.5%	14.3%	(3.1%)	12.2%	(3.2%)
Annualized operating ROACE	14.6%	10.6%	(3.9%)	9.1%	(3.7%)
[a]     Underwriting-related general and administrative expenses and corporate expenses are included in the general and administrative expense ratio.
[b]     Due to the net loss attributable to common shareholders recognized for the six months ended June 30, 2020, and year ended December 31, 2020, the share equivalents were anti-dilutive.

AXIS CAPITAL HOLDINGS LIMITED
CONSOLIDATED SEGMENT DATA

	Three months ended June 30, 2022			Six months ended June 30, 2022
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total
UNDERWRITING REVENUES
Gross premiums written	$1,469,622	$643,861	$2,113,483	$2,796,886	$1,951,205	$4,748,091
Ceded premiums written	(600,203)	(196,433)	(796,636)	(1,083,554)	(534,818)	(1,618,372)
Net premiums written	869,419	447,428	1,316,847	1,713,332	1,416,387	3,129,719

Gross premiums earned	1,285,275	685,933	1,971,208	2,518,557	1,355,160	3,873,717
Ceded premiums earned	(516,551)	(177,605)	(694,156)	(997,018)	(341,402)	(1,338,420)
Net premiums earned	768,724	508,328	1,277,052	1,521,539	1,013,758	2,535,297
Other insurance related income	237	1,976	2,213	319	8,587	8,906
Total underwriting revenues	768,961	510,304	1,279,265	1,521,858	1,022,345	2,544,203

UNDERWRITING EXPENSES
Net losses and loss expenses	421,836	347,751	769,587	827,579	674,706	1,502,285
Acquisition costs	144,732	112,850	257,582	283,543	222,389	505,932
Underwriting-related general and administrative expenses	108,577	26,826	135,403	222,527	57,972	280,499
Total underwriting expenses	675,145	487,427	1,162,572	1,333,649	955,067	2,288,716

UNDERWRITING INCOME	$93,816	$22,877	$116,693	$188,209	$67,278	$255,487

Catastrophe and weather-related losses, net of reinstatement premiums	$27,989	$39,130	$67,119	$60,719	$66,476	$127,195
Net favorable prior year reserve development	$2,773	$1,167	$3,940	$9,838	$3,059	$12,897

KEY RATIOS
Current accident year loss ratio, excluding catastrophe and weather-related losses	51.6%	60.9%	55.3%	51.0%	60.3%	54.7%
Catastrophe and weather-related losses ratio	3.6%	7.7%	5.3%	4.0%	6.6%	5.1%
Current accident year loss ratio	55.2%	68.6%	60.6%	55.0%	66.9%	59.8%
Prior year reserve development ratio	(0.3%)	(0.2%)	(0.3%)	(0.6%)	(0.3%)	(0.5%)
Net losses and loss expenses ratio	54.9%	68.4%	60.3%	54.4%	66.6%	59.3%
Acquisition cost ratio	18.8%	22.2%	20.2%	18.6%	21.9%	20.0%
Underwriting-related general and administrative expense ratio	14.1%	5.3%	10.5%	14.7%	5.7%	11.0%
Corporate expense ratio			2.4%			2.1%
Combined ratio	87.8%	95.9%	93.4%	87.7%	94.2%	92.4%

AXIS CAPITAL HOLDINGS LIMITED
GROSS PREMIUMS WRITTEN BY SEGMENT BY LINE OF BUSINESS

							Six months ended June 30,		Year ended December 31,
	Q2 2022	Q1 2022	Q4 2021	Q3 2021	Q2 2021	Q2 2020	2022	2021	2021

INSURANCE SEGMENT
Property	$386,350	$284,937	$281,105	$273,548	320,424	$279,436	$671,287	$582,210	$1,136,864
Marine	126,952	198,551	80,355	87,463	114,061	116,398	325,503	302,009	469,826
Terrorism	14,179	22,982	9,868	14,167	12,339	11,008	37,161	32,083	56,117
Aviation	26,844	25,967	27,711	32,954	29,742	23,794	52,811	50,143	110,809
Credit and Political Risk	47,085	47,499	55,360	27,651	43,140	28,002	94,584	80,592	163,602
Professional Lines	496,275	435,865	549,011	465,576	463,763	346,921	932,141	801,528	1,816,116
Liability	306,541	253,162	267,726	228,497	241,522	204,590	559,703	434,777	930,999
Accident and Health	65,396	58,301	43,927	46,644	43,481	27,419	123,696	88,328	178,899
TOTAL INSURANCE SEGMENT	$1,469,622	$1,327,264	$1,315,063	$1,176,500	$1,268,472	$1,037,568	$2,796,886	$2,371,670	$4,863,232

REINSURANCE SEGMENT
Catastrophe	$62,077	$138,396	$19,957	$88,396	$133,089	$189,706	$200,473	$384,045	$492,397
Property	20,386	76,323	4,042	38,584	44,325	54,751	96,709	170,780	213,406
Credit and Surety	76,872	103,876	31,667	55,807	37,413	50,332	180,748	120,634	208,108
Professional Lines	173,056	133,579	49,739	24,279	148,398	111,725	306,635	279,653	353,671
Motor	35,814	151,714	4,511	12,151	39,781	43,065	187,528	263,304	279,966
Liability	190,072	284,348	104,956	166,085	182,688	149,641	474,420	451,889	722,931
Engineering	444	10,065	(874)	(660)	(2,502)	3,006	10,509	(4,930)	(6,464)
Agriculture	49,971	27,826	10,822	11,992	46,874	43,896	77,796	63,314	86,128
Marine and Aviation	25,198	50,485	3,484	12,428	25,714	25,868	75,684	58,056	73,968
Accident and Health	9,971	330,732	19,461	60,927	16,934	6,625	340,703	318,252	398,641
TOTAL REINSURANCE SEGMENT	$643,861	$1,307,344	$247,765	$469,989	$672,714	$678,615	$1,951,205	$2,104,997	$2,822,752

CONSOLIDATED TOTAL	$2,113,483	$2,634,608	$1,562,828	$1,646,489	$1,941,186	$1,716,183	$4,748,091	$4,476,667	$7,685,984

AXIS CAPITAL HOLDINGS LIMITED
CONSOLIDATED DATA

							Year ended December 31,
	Q2 2022	Q1 2022	Q4 2021	Q3 2021	Q2 2021	Q2 2020	2021
UNDERWRITING REVENUES
Gross premiums written	$2,113,483	$2,634,608	$1,562,828	$1,646,489	$1,941,186	$1,716,183	$7,685,984
Ceded premiums written	(796,636)	(821,736)	(615,420)	(650,018)	(737,328)	(660,249)	(2,759,360)
Net premiums written	1,316,847	1,812,872	947,408	996,471	1,203,858	1,055,934	4,926,624

Gross premiums earned	1,971,208	1,902,508	1,936,521	1,879,280	1,794,769	1,694,861	7,281,709
Ceded premiums earned	(694,156)	(644,262)	(698,761)	(667,853)	(637,828)	(590,858)	(2,571,859)
Net premiums earned	1,277,052	1,258,246	1,237,760	1,211,427	1,156,941	1,104,003	4,709,850
Other insurance related income	2,213	6,693	7,033	7,665	5,817	1,996	23,295
Total underwriting revenues	1,279,265	1,264,939	1,244,793	1,219,092	1,162,758	1,105,999	4,733,145

UNDERWRITING EXPENSES
Net losses and loss expenses	769,587	732,699	716,225	911,369	666,473	676,261	3,008,783
Acquisition costs	257,582	248,352	252,180	231,712	219,070	228,502	921,834
Underwriting-related general and administrative expenses	135,403	145,096	140,379	134,826	128,961	113,824	536,834
Total underwriting expenses	1,162,572	1,126,147	1,108,784	1,277,907	1,014,504	1,018,587	4,467,451

UNDERWRITING INCOME (LOSS)	$116,693	$138,792	$136,009	$(58,815)	$148,254	$87,412	$265,694

Catastrophe and weather-related losses, net of reinstatement premiums	$67,119	$60,076	$54,209	$249,830	$28,562	$36,047	$442,859
Net favorable prior year reserve development	$3,940	$8,956	$9,270	$11,012	$6,808	$2,655	$32,410

KEY RATIOS
Current accident year loss ratio, excluding catastrophe and weather-related losses	55.3%	54.2%	54.3%	55.4%	55.7%	58.0%	55.1%
Catastrophe and weather-related losses ratio	5.3%	4.7%	4.3%	20.7%	2.5%	3.5%	9.5%
Current accident year loss ratio	60.6%	58.9%	58.6%	76.1%	58.2%	61.5%	64.6%
Prior year reserve development ratio	(0.3%)	(0.7%)	(0.7%)	(0.9%)	(0.6%)	(0.2%)	(0.7%)
Net losses and loss expenses ratio	60.3%	58.2%	57.9%	75.2%	57.6%	61.3%	63.9%
Acquisition cost ratio	20.2%	19.7%	20.4%	19.1%	18.9%	20.7%	19.6%
Underwriting-related general and administrative expenses ratio	12.9%	13.5%	14.8%	13.1%	14.1%	12.7%	14.0%
Combined ratio	93.4%	91.4%	93.1%	107.4%	90.6%	94.7%	97.5%

AXIS CAPITAL HOLDINGS LIMITED
INSURANCE SEGMENT DATA

							Year ended December 31,
	Q2 2022	Q1 2022	Q4 2021	Q3 2021	Q2 2021	Q2 2020	2021
UNDERWRITING REVENUES
Gross premiums written	$1,469,622	$1,327,264	$1,315,063	$1,176,500	$1,268,472	$1,037,568	$4,863,233
Ceded premiums written	(600,203)	(483,352)	(548,369)	(469,008)	(555,587)	(434,807)	(1,968,347)
Net premiums written	869,419	843,912	766,694	707,492	712,885	602,761	2,894,885

Gross premiums earned	1,285,275	1,233,281	1,212,644	1,142,550	1,076,900	952,241	4,445,035
Ceded premiums earned	(516,551)	(480,465)	(490,275)	(461,542)	(445,225)	(375,222)	(1,793,696)
Net premiums earned	768,724	752,816	722,369	681,008	631,675	577,019	2,651,339
Other insurance related income	237	82	227	468	552	755	1,662
Total underwriting revenues	768,961	752,898	722,596	681,476	632,227	577,774	2,653,001

UNDERWRITING EXPENSES
Net losses and loss expenses	421,836	405,745	383,246	442,681	332,175	337,367	1,514,998
Acquisition costs	144,732	138,812	136,172	123,529	106,963	116,259	484,344
Underwriting-related general and administrative expenses	108,577	113,950	121,505	104,905	99,569	89,751	429,282
Total underwriting expenses	675,145	658,507	640,923	671,115	538,707	543,377	2,428,624

UNDERWRITING INCOME	$93,816	$94,391	$81,673	$10,361	$93,520	$34,397	$224,377

Catastrophe and weather-related losses, net of reinstatement premiums	$27,989	$32,730	$22,654	$104,873	$11,088	$15,786	$174,559
Net favorable prior year reserve development	$2,773	$7,062	$5,008	$5,418	$6,427	$420	$18,360

KEY RATIOS
Current accident year loss ratio, excluding catastrophe and weather-related losses	51.6%	50.5%	50.8%	50.8%	51.8%	55.6%	51.4%
Catastrophe and weather-related losses ratio	3.6%	4.3%	2.9%	15.0%	1.8%	2.9%	6.4%
Current accident year loss ratio	55.2%	54.8%	53.7%	65.8%	53.6%	58.5%	57.8%
Prior year reserve development ratio	(0.3%)	(0.9%)	(0.6%)	(0.8%)	(1.0%)	—%	(0.7%)
Net losses and loss expenses ratio	54.9%	53.9%	53.1%	65.0%	52.6%	58.5%	57.1%
Acquisition cost ratio	18.8%	18.4%	18.9%	18.1%	16.9%	20.1%	18.3%
Underwriting-related general and administrative expenses ratio	14.1%	15.2%	16.7%	15.4%	15.8%	15.6%	16.2%
Combined ratio	87.8%	87.5%	88.7%	98.5%	85.3%	94.2%	91.6%

AXIS CAPITAL HOLDINGS LIMITED
REINSURANCE SEGMENT DATA

							Year ended December 31,
	Q2 2022	Q1 2022	Q4 2021	Q3 2021	Q2 2021	Q2 2020	2021
UNDERWRITING REVENUES
Gross premiums written	$643,861	$1,307,344	$247,765	$469,989	$672,714	$678,615	$2,822,752
Ceded premiums written	(196,433)	(338,384)	(67,051)	(181,010)	(181,741)	(225,442)	(791,013)
Net premiums written	447,428	968,960	180,714	288,979	490,973	453,173	2,031,739

Gross premiums earned	685,933	669,227	723,877	736,730	717,869	742,620	2,836,674
Ceded premiums earned	(177,605)	(163,797)	(208,486)	(206,311)	(192,603)	(215,636)	(778,163)
Net premiums earned	508,328	505,430	515,391	530,419	525,266	526,984	2,058,511
Other insurance related income	1,976	6,611	6,806	7,197	5,265	1,241	21,633
Total underwriting revenues	510,304	512,041	522,197	537,616	530,531	528,225	2,080,144

UNDERWRITING EXPENSES
Net losses and loss expenses	347,751	326,954	332,979	468,688	334,298	338,894	1,493,785
Acquisition costs	112,850	109,540	116,008	108,183	112,107	112,243	437,490
Underwriting-related general and administrative expenses	26,826	31,146	18,874	29,921	29,392	24,073	107,552
Total underwriting expenses	487,427	467,640	467,861	606,792	475,797	475,210	2,038,827

UNDERWRITING INCOME (LOSS)	$22,877	$44,401	$54,336	$(69,176)	$54,734	$53,015	$41,317

Catastrophe and weather-related losses, net of reinstatement premiums	$39,130	$27,346	$31,555	$144,957	$17,474	$20,261	$268,300
Net favorable prior year reserve development	$1,167	$1,894	$4,262	$5,594	$381	$2,235	$14,050

KEY RATIOS
Current accident year loss ratio, excluding catastrophe and weather-related losses	60.9%	59.7%	59.2%	61.4%	60.4%	60.6%	59.9%
Catastrophe and weather-related losses ratio	7.7%	5.4%	6.2%	28.0%	3.3%	4.1%	13.3%
Current accident year loss ratio	68.6%	65.1%	65.4%	89.4%	63.7%	64.7%	73.2%
Prior year reserve development ratio	(0.2%)	(0.4%)	(0.8%)	(1.0%)	(0.1%)	(0.4%)	(0.6%)
Net losses and loss expenses ratio	68.4%	64.7%	64.6%	88.4%	63.6%	64.3%	72.6%
Acquisition cost ratio	22.2%	21.7%	22.5%	20.4%	21.3%	21.3%	21.3%
Underwriting-related general and administrative expense ratio	5.3%	6.1%	3.7%	5.6%	5.7%	4.6%	5.1%
Combined ratio	95.9%	92.5%	90.8%	114.4%	90.6%	90.2%	99.0%

AXIS CAPITAL HOLDINGS LIMITED
STRATEGIC CAPITAL PARTNERS

	Three months ended June 30,						Six months ended June 30,
	2022			2021			2022			2021
TOTAL MANAGED PREMIUMS [a]	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total
Total Managed Premiums	$1,469,622	$643,861	$2,113,483	$1,268,472	$672,714	$1,941,186	$2,796,886	$1,951,205	$4,748,091	$2,371,670	$2,104,997	$4,476,667
Premiums ceded to Harrington Re	6,438	89,122	95,560	2,316	67,915	70,231	10,425	218,936	229,361	4,045	185,477	189,522
Premiums ceded to Other Strategic Capital Partners	—	107,311	107,311	—	113,826	113,826	—	315,882	315,882	—	357,475	357,475
Premiums ceded to Other Reinsurers	593,765	—	593,765	553,271	—	553,271	1,073,129	—	1,073,129	946,926	—	946,926
Net premiums written	$869,419	$447,428	$1,316,847	$712,885	$490,973	$1,203,858	$1,713,332	$1,416,387	$3,129,719	$1,420,699	$1,562,045	$2,982,744

FEE INCOME FROM STRATEGIC CAPITAL PARTNERS [b]
Other insurance related income	$—	$1,609	$1,609	$—	$4,921	$4,921	$—	$7,665	$7,665	$—	$6,626	$6,626
Offset to general and administrative expenses	—	10,221	10,221	—	10,546	10,546	—	21,782	21,782	—	21,069	21,069
Total Fee income	$—	$11,830	$11,830	$—	$15,467	$15,467	$—	$29,447	$29,447	$—	$27,695	$27,695

[a] Total managed premiums represents gross premiums written of $2.1 billion and $1.9 billion for the three months ended June 30, 2022 and 2021, respectively, and $4.7 billion and $4.5 billion for the six months ended June 30, 2022 and 2021, respectively, and includes premiums written by the insurance and reinsurance segments on behalf of strategic capital partners and other reinsurers. Premiums ceded to strategic capital partners and other reinsurers by AXIS Insurance and AXIS Re are presented above.
[b] Fee income from strategic capital partners represents service fees and reimbursement of expenses from strategic capital partners.

AXIS CAPITAL HOLDINGS LIMITED
NET INVESTMENT INCOME

							Six months ended June 30,		Year ended December 31,
	Q2 2022	Q1 2022	Q4 2021	Q3 2021	Q2 2021	Q2 2020	2022	2021	2021

Fixed maturities	$72,607	$64,809	$67,623	$63,712	$61,244	$80,459	$137,416	$130,714	$262,049
Other investments	14,327	26,050	56,965	41,695	41,414	(37,580)	40,377	83,248	181,906
Equity securities	2,688	2,172	4,430	2,724	3,100	2,263	4,860	5,598	12,752
Mortgage loans	4,903	4,163	4,461	4,426	4,355	3,660	9,067	8,541	17,427
Cash and cash equivalents	3,679	1,118	808	692	617	2,392	4,797	2,953	4,454
Short-term investments	402	166	74	391	66	366	567	199	664

Gross investment income	98,606	98,478	134,361	113,640	110,796	51,560	197,084	231,253	479,252
Investment expenses	(6,392)	(7,123)	(6,233)	(6,301)	(6,124)	(6,520)	(13,515)	(12,417)	(24,951)

Net investment income	$92,214	$91,355	$128,128	$107,339	$104,672	$45,040	$183,569	$218,836	$454,301

AXIS CAPITAL HOLDINGS LIMITED
CONSOLIDATED BALANCE SHEETS

	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,
	2022	2022	2021	2021	2021	2020
ASSETS
Investments:
Fixed maturities, available for sale, at fair value	$11,304,682	$11,456,024	$12,313,200	$12,380,959	$11,898,300	$12,046,415
Fixed maturities, held to maturity, at amortized cost	641,428	493,509	446,016	416,879	403,370	—
Equity securities, at fair value	522,161	563,950	655,675	618,822	588,196	378,860
Mortgage loans, held for investment, at fair value	656,112	627,063	594,088	623,487	656,056	524,757
Other investments, at fair value	981,774	954,602	947,982	892,664	865,238	768,635
Equity method investments	158,893	157,843	146,293	145,080	133,169	101,346
Short-term investments, at fair value	65,683	70,385	31,063	68,267	112,862	34,337
Total investments	14,330,733	14,323,376	15,134,317	15,146,158	14,657,191	13,854,350
Cash and cash equivalents	1,497,928	1,706,711	1,317,690	1,499,204	1,589,443	1,648,833
Accrued interest receivable	73,873	64,906	64,350	62,423	63,215	68,880
Insurance and reinsurance premium balances receivable	3,174,117	3,163,990	2,622,676	2,978,996	3,393,777	3,527,147
Reinsurance recoverable on unpaid losses and loss expenses	5,008,583	4,957,080	5,017,611	4,989,645	4,626,454	4,160,521
Reinsurance recoverable on paid losses and loss expenses	510,613	612,027	642,215	506,503	467,180	395,990
Deferred acquisition costs	576,237	575,250	465,593	544,384	574,658	583,484
Prepaid reinsurance premiums	1,656,643	1,555,303	1,377,358	1,460,723	1,479,328	1,352,090
Receivable for investments sold	10,421	55,473	4,555	2,028	3,671	2,985
Goodwill	100,801	100,801	100,801	100,801	100,801	102,003
Intangible assets	203,259	205,988	208,717	211,557	214,286	225,092
Value of business acquired	—	—	—	770	1,798	5,909
Operating lease right-of-use assets	94,451	98,837	103,295	107,791	112,444	136,815
Other assets	381,768	388,816	309,792	324,154	297,484	295,074
TOTAL ASSETS	$27,619,427	$27,808,558	$27,368,970	$27,935,137	$27,581,730	$26,359,173

LIABILITIES
Reserve for losses and loss expenses	$14,398,039	$14,470,155	$14,653,094	$14,658,996	$14,157,353	$13,179,166
Unearned premiums	4,963,138	4,824,128	4,090,676	4,464,282	4,698,944	4,418,728
Insurance and reinsurance balances payable	1,624,184	1,522,258	1,324,620	1,442,729	1,409,772	1,365,799
Debt	1,311,637	1,311,304	1,310,975	1,310,650	1,310,328	1,309,076
Payable for investments purchased	186,921	127,284	31,543	239,073	205,895	350,347
Operating lease liabilities	105,129	113,340	119,512	123,874	130,174	141,621
Other liabilities	327,748	319,549	427,894	360,478	279,504	296,616
TOTAL LIABILITIES	22,916,796	22,688,018	21,958,314	22,600,082	22,191,970	21,061,353

SHAREHOLDERS’ EQUITY
Preferred shares	550,000	550,000	550,000	550,000	550,000	550,000
Common shares	2,206	2,206	2,206	2,206	2,206	2,206
Additional paid-in capital	2,341,507	2,328,986	2,346,179	2,336,895	2,326,288	2,317,354
Accumulated other comprehensive income (loss)	(724,114)	(338,300)	56,536	150,122	226,317	281,599
Retained earnings	6,298,680	6,308,712	6,204,745	6,044,843	6,034,151	5,913,029
Treasury shares, at cost	(3,765,648)	(3,731,064)	(3,749,010)	(3,749,011)	(3,749,202)	(3,766,368)
TOTAL SHAREHOLDERS' EQUITY	4,702,631	5,120,540	5,410,656	5,335,055	5,389,760	5,297,820

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$27,619,427	$27,808,558	$27,368,970	$27,935,137	$27,581,730	$26,359,173

Common shares outstanding	84,655	85,276	84,774	84,773	84,767	84,306
Diluted common shares outstanding [a]	87,201	87,948	87,147	87,216	87,197	86,178
Book value per common share	$49.05	$53.60	$57.34	$56.45	$57.09	$56.32
Book value per diluted common share	$47.62	$51.97	$55.78	$54.86	$55.50	$55.09
Tangible book value per diluted common share	$44.74	$49.08	$52.84	$51.89	$52.50	$51.79
Debt to total capital [b]	21.8%	20.4%	19.5%	19.7%	19.6%	19.8%
Debt and preferred equity to total capital	31.0%	28.9%	27.7%	28.0%	27.8%	28.1%

[a]      Treasury stock method was applied. Under this method, unvested restricted stock units are included in determining the diluted common shares outstanding.
[b]      The debt to total capital ratio is calculated by dividing debt by total capital. Total capital represents the sum of total shareholders’ equity and debt.

AXIS CAPITAL HOLDINGS LIMITED
CASH AND INVESTED ASSETS PORTFOLIO

	At June 30, 2022						At December 31, 2021
	Cost or Amortized Cost	Allowance for Expected Credit Losses	Unrealized Gains	Unrealized Losses	Fair Value or Net Carrying Value	Percentage	Fair Value or Net Carrying Value	Percentage
Fixed Maturities, available for sale, at fair value
U.S. government and agency	$2,529,109	$—	$974	$(91,774)	$2,438,309	15.5%	$2,682,448	16.3%
Non-U.S. government	705,258	—	172	(50,710)	654,720	4.2%	795,178	4.8%
Corporate debt	4,764,585	(7,180)	2,415	(418,763)	4,341,057	27.6%	4,495,312	27.3%
Agency RMBS	1,082,381	—	1,112	(64,369)	1,019,124	6.5%	1,074,589	6.5%
CMBS	1,143,767	—	45	(60,772)	1,083,040	6.9%	1,248,191	7.6%
Non-Agency RMBS	162,101	(86)	431	(14,342)	148,104	0.9%	186,164	1.1%
ABS	1,524,417	(28)	339	(68,578)	1,456,150	9.3%	1,622,480	9.8%
Municipals	174,511	—	29	(10,362)	164,178	1.0%	208,838	1.3%
Total fixed maturities, available for sale, at fair value	12,086,129	(7,294)	5,517	(779,670)	11,304,682	71.9%	12,313,200	74.7%

Fixed maturities, held to maturity, at amortized cost
Corporate debt	67,200	—	—	—	67,200	0.4%	37,700	0.2%
ABS	574,228	—	—	—	574,228	3.7%	408,316	2.5%
Total fixed maturities, held to maturity, at amortized cost	641,428	—	—	—	641,428	4.1%	446,016	2.7%

Equity securities, at fair value
Common stocks	2,998	—	434	(454)	2,978	—%	1,364	—%
Preferred Stocks	115	—	—	(19)	96	—%	179	—%
Exchange-traded funds	242,992	—	71,393	(8,328)	306,057	1.9%	336,815	2.0%
Bond mutual funds	277,093	—	—	(64,063)	213,030	1.4%	317,317	2.0%
Total equity securities, at fair value	523,198	—	71,827	(72,864)	522,161	3.3%	655,675	4.0%

Total fixed maturities and equity securities	$13,250,755	$(7,294)	$77,344	$(852,534)	12,468,271	79.3%	13,414,891	81.4%
Mortgage loans, held for investment					656,112	4.2%	594,088	3.6%
Other investments					981,774	6.2%	947,982	5.7%
Equity method investments					158,893	1.0%	146,293	0.9%
Short-term investments					65,683	0.4%	31,063	0.2%
Total investments					14,330,733	91.1%	15,134,317	91.8%
Cash and cash equivalents [a]					1,497,928	9.5%	1,317,690	8.0%
Accrued interest receivable					73,873	0.5%	64,350	0.4%
Net receivable/(payable) for investments sold (purchased)					(176,500)	(1.1%)	(26,988)	(0.2%)
Total cash and invested assets					$15,726,034	100.0%	$16,489,369	100.0%

[a]    Includes $653 million and $473 million of restricted cash and cash equivalents at June 30, 2022 and December 31, 2021, respectively.

	At June 30, 2022		At December 31, 2021
	Fair Value	Percentage	Fair Value	Percentage
Other Investments:
Long/short equity funds	$—	—%	$3,476	0.4%
Multi-strategy funds	44,653	4.5%	56,012	5.9%
Direct lending funds	260,120	26.5%	289,867	30.6%
Real estate funds	289,811	29.5%	238,222	25.1%
Private equity funds	266,412	27.1%	249,974	26.4%
Other privately held investments	115,970	11.8%	104,521	11.0%
Collateralized loan obligations - equity tranches	4,808	0.6%	5,910	0.6%
Total	$981,774	100.0%	$947,982	100.0%

AXIS CAPITAL HOLDINGS LIMITED
CASH AND INVESTED ASSETS COMPOSITION

	Q2 2022	Q1 2022	Q4 2021	Q3 2021	Q2 2021	Q2 2020
	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %
CASH AND INVESTED ASSETS PORTFOLIO
Fixed Maturities, available for sale:
U.S. government and agency	15.5%	14.3%	16.3%	16.3%	15.9%	13.2%
Non-U.S. government	4.2%	4.6%	4.8%	4.4%	4.2%	4.0%
Corporate debt	27.6%	27.9%	27.3%	27.6%	27.9%	30.6%
MBS:
Agency RMBS	6.5%	5.8%	6.5%	7.1%	6.5%	10.1%
CMBS	6.9%	7.2%	7.6%	7.4%	7.1%	9.0%
Non-agency RMBS	0.9%	1.1%	1.1%	1.2%	1.3%	0.8%
ABS	9.3%	9.6%	9.8%	10.0%	9.3%	10.1%
Municipals	1.0%	1.0%	1.3%	1.2%	1.7%	1.3%

Total Fixed Maturities, available for sale	71.9%	71.5%	74.7%	75.2%	73.9%	79.1%
Fixed Maturities, held to maturity:
Corporate debt	0.4%	0.3%	0.2%	0.1%	—%	—%
ABS	3.7%	2.8%	2.5%	2.4%	2.5%	—%

Total Fixed Maturities, held to maturity	4.1%	3.1%	2.7%	2.5%	2.5%	—%
Equity securities	3.3%	3.5%	4.0%	3.8%	3.7%	2.5%
Mortgage loans	4.2%	3.9%	3.6%	3.8%	4.1%	3.4%
Other investments	6.2%	6.0%	5.7%	5.4%	5.4%	5.0%
Equity method investments	1.0%	1.0%	0.9%	0.9%	0.8%	0.7%
Short-term investments	0.4%	0.4%	0.2%	0.4%	0.6%	0.3%

Total Investments	91.1%	89.4%	91.8%	92.0%	91.0%	91.0%
Cash and cash equivalents	9.5%	10.7%	8.0%	9.1%	9.9%	10.8%
Accrued interest receivable	0.5%	0.4%	0.4%	0.4%	0.4%	0.5%
Net receivable/(payable) for investments sold (purchased)	(1.1%)	(0.5%)	(0.2%)	(1.5%)	(1.3%)	(2.3%)
Total Cash and Invested Assets	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

CREDIT QUALITY OF FIXED MATURITIES
U.S. government and agency	20.4%	19.0%	21.0%	21.0%	20.7%	16.7%
AAA	35.1%	35.0%	35.2%	36.1%	35.2%	38.9%
AA	7.7%	7.6%	7.7%	7.1%	7.4%	6.8%
A	15.8%	15.9%	15.0%	14.5%	14.6%	16.4%
BBB	12.0%	12.8%	12.5%	12.4%	13.2%	13.2%
Below BBB	9.0%	9.7%	8.6%	8.9%	8.9%	8.0%
Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

MATURITY PROFILE OF FIXED MATURITIES
Within one year	4.9%	4.2%	3.9%	4.0%	4.3%	3.3%
From one to five years	39.2%	38.5%	38.5%	38.3%	38.7%	36.3%
From five to ten years	18.1%	19.5%	19.8%	19.3%	20.3%	20.7%
Above ten years	2.0%	2.3%	2.2%	2.2%	1.7%	1.8%
Asset-backed and mortgage-backed securities	35.8%	35.5%	35.6%	36.2%	35.0%	37.9%
Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

CASH AND INVESTED ASSETS PORTFOLIO CHARACTERISTICS
Book yield of fixed maturities	2.4%	2.1%	1.9%	1.9%	2.0%	2.5%
Yield to maturity of fixed maturities	4.3%	3.1%	1.7%	1.4%	1.4%	1.6%
Average duration of fixed maturities (inclusive of duration hedges)	3.0 yrs	3.1 yrs	3.0 yrs	3.1 yrs	3.1 yrs	3.4 yrs
Average credit quality	AA-	AA-	AA-	AA-	AA-	AA-

AXIS CAPITAL HOLDINGS LIMITED
CORPORATE DEBT INVESTED ASSETS COMPOSITION
At June 30, 2022

	Fair Value or Net Carrying Value	% of Total Corporate Debt	% of Total Cash and Invested Assets
Composition by sector - Investment grade
Financial institutions:
U.S. banks	$804,687	18.5%	5.1%
Non-U.S. banks	371,507	8.6%	2.4%
Corporate/commercial finance	292,941	6.7%	1.9%
Insurance	168,233	3.9%	1.1%
Investment brokerage	91,266	2.1%	0.6%
Total financial institutions	1,728,634	39.8%	11.1%
Consumer non-cyclicals	367,009	8.5%	2.3%
Communications	230,406	5.3%	1.5%
Consumer cyclical	196,569	4.5%	1.2%
Utilities	194,202	4.5%	1.2%
Technology	158,293	3.6%	1.0%
Industrials	134,127	3.1%	0.9%
Energy	132,237	3.0%	0.8%
Transportation	95,935	2.2%	0.6%
Non-U.S. government guaranteed	87,718	2.0%	0.6%
Total investment grade	3,325,130	76.5%	21.2%

Total non-investment grade	1,015,927	23.5%	6.4%

Total corporate debt, available for sale, at fair value	$4,341,057	100.0%	27.6%

Total corporate debt, held to maturity, at amortized cost	$67,200	100.0%	0.4%

AXIS CAPITAL HOLDINGS LIMITED
INVESTMENT PORTFOLIO
TEN LARGEST CORPORATE DEBT HOLDINGS
At June 30, 2022

	Amortized Cost	Net Unrealized Gain (Loss)	Fair Value	% of Total Fixed Maturities
ISSUER [a]
BANK OF AMERICA CORP	$125,397	$(12,331)	$113,066	0.9%
GOLDMAN SACHS GROUP	121,812	(10,015)	111,797	0.9%
MORGAN STANLEY	117,401	(11,345)	106,056	0.9%
WELLS FARGO & COMPANY	107,986	(8,772)	99,214	0.8%
JP MORGAN CHASE & CO	101,178	(12,750)	88,428	0.7%
CITIGROUP INC	95,664	(8,796)	86,868	0.7%
AT&T INC	47,717	(5,784)	41,933	0.4%
MITSUBISHI UFJ FINANCIAL GROUP INC	41,719	(3,924)	37,795	0.3%
COMCAST CORPORATION	37,341	(2,891)	34,450	0.3%
DEUTSCHE TELKOM AG	34,546	(2,128)	32,418	0.3%

[a]  These holdings represent direct investments in fixed maturities of the parent issuer and its major subsidiaries. These investments exclude asset and mortgage backed securities that were issued, sponsored or serviced by the parent.

AXIS CAPITAL HOLDINGS LIMITED
MORTGAGE-BACKED AND ASSET-BACKED SECURITIES COMPOSITION
At June 30, 2022

Available for sale, at fair value	Agencies	AAA	AA	A	BBB	Non-Investment Grade	Total

Residential MBS	$1,019,124	$133,161	$4,894	$4,923	$246	$4,880	$1,167,228
Commercial MBS	49,590	942,735	85,759	4,956	—	—	1,083,040
ABS	—	1,193,312	112,778	94,950	28,940	26,170	1,456,150

Total mortgage-backed and asset-backed securities, available for sale, at fair value	$1,068,714	$2,269,208	$203,431	$104,829	$29,186	$31,050	$3,706,418

Percentage of total	28.8%	61.2%	5.5%	2.8%	0.8%	0.9%	100.0%

Held to maturity, at amortized cost	Agencies	AAA	AA	A	BBB	Non-Investment Grade	Total

ABS	—	366,686	207,542	—	—	—	574,228

Total mortgage-backed and asset-backed securities, held to maturity, at amortized cost	$—	$366,686	$207,542	$—	$—	$—	$574,228

Percentage of total	—%	63.9%	36.1%	—%	—%	—%	100.0%

AXIS CAPITAL HOLDINGS LIMITED
REINSURANCE RECOVERABLE ANALYSIS

	Q2 2022	Q1 2022	Q4 2021	Q3 2021	Q2 2021	Q2 2020
Reinsurance recoverable on paid losses and loss expenses:
Insurance	$382,001	$445,134	$451,609	$338,908	$318,421	$205,112
Reinsurance	128,612	166,893	190,606	167,595	148,759	190,878
Total	$510,613	$612,027	$642,215	$506,503	$467,180	$395,990

Reinsurance recoverable on unpaid losses and loss expenses: Case reserves
Insurance	$808,623	$821,432	$922,709	$908,182	$870,602	$898,849
Reinsurance	670,173	639,251	614,125	575,628	518,973	406,723
Total	$1,478,796	$1,460,683	$1,536,834	$1,483,810	$1,389,575	$1,305,572

Reinsurance recoverable on unpaid losses and loss expenses: IBNR
Insurance	$2,622,990	$2,592,388	$2,554,202	$2,569,194	$2,395,835	$2,151,986
Reinsurance	935,198	932,801	956,130	963,728	867,253	723,950
Total	$3,558,188	$3,525,189	$3,510,332	$3,532,922	$3,263,088	$2,875,936

Allowance for expected credit losses:
Insurance	$(25,682)	$(25,475)	$(25,869)	$(23,664)	$(22,749)	$(19,025)
Reinsurance	(2,719)	(3,317)	(3,685)	(3,423)	(3,460)	(1,962)
Total	$(28,401)	$(28,792)	$(29,554)	$(27,087)	$(26,209)	$(20,987)

Reinsurance recoverable on unpaid and paid losses and loss expenses:
Insurance	$3,787,932	$3,833,479	$3,902,651	$3,792,620	$3,562,109	$3,236,922
Reinsurance	1,731,264	1,735,628	1,757,176	1,703,528	1,531,525	1,319,589
Total	$5,519,196	$5,569,107	$5,659,827	$5,496,148	$5,093,634	$4,556,511

AXIS CAPITAL HOLDINGS LIMITED
REINSURANCE RECOVERABLE ANALYSIS
At June 30, 2022

Categories	Reinsurance Recoverable, Gross of Collateral	Collateral	Reinsurance Recoverable, Net of Collateral	% of Total Reinsurance Recoverable, Net of Collateral	% of Total Shareholders’ Equity	Allowance for expected credit losses	Allowance for expected credit loss as % of Reinsurance Recoverable, Gross of Collateral	Reinsurance recoverable on unpaid and paid losses and loss expenses
Top 10 reinsurers based on gross recoverable	$2,913,132	$(836,872)	$2,076,260	51.1%	44.2%	$(11,347)	0.4%	$2,901,785
Other reinsurers balances > $20 million	2,096,104	(484,276)	1,611,828	39.7%	34.3%	(12,770)	0.6%	2,083,334
Other reinsurers balances < $20 million	538,361	(161,540)	376,821	9.2%	7.9%	(4,284)	0.8%	534,077
Total	$5,547,597	$(1,482,688)	$4,064,909	100.0%	86.4%	$(28,401)	0.5%	$5,519,196

At June 30, 2022, reinsurance recoverable balances, gross of collateral, of 86.4% (December 31, 2021: 85.7%) were collectible from reinsurers rated the equivalent of A- or better by A.M. Best.

Top 10 Reinsurers, Net of Collateral		% of Total Reinsurance Recoverable, Net of Collateral	% of Total Shareholders’ Equity
1	Swiss Reinsurance America Corporation	14.0%	12.1%
2	Harrington Re Ltd.	8.4%	7.3%
3	Transatlantic Reinsurance Co	6.2%	5.4%
4	Hannover Ruck SE	5.7%	4.9%
5	Lloyds of London	5.5%	4.7%
6	Partner Reinsurance Co of the US	4.5%	3.9%
7	SCOR Reinsurance Company	4.3%	3.7%
8	Munich Reinsurance America, Inc	3.4%	3.0%
9	Everest Reinsurance Company	3.2%	2.7%
10	Swiss Reinsurance Company Ltd.	2.6%	2.2%
		57.8%	49.9%

AXIS CAPITAL HOLDINGS LIMITED
RESERVE FOR LOSSES AND LOSS EXPENSES

	Three months ended June 30, 2022			Six months ended June 30, 2022
	Reserve for losses and loss expenses	Reinsurance recoverable on unpaid losses and loss expenses	Net reserve for losses and loss expenses	Reserve for losses and loss expenses	Reinsurance recoverable on unpaid losses and loss expenses	Net reserve for losses and loss expenses
Reserve for losses and loss expenses

Beginning of period	$14,470,155	$(4,957,080)	$9,513,075	$14,653,094	$(5,017,611)	$9,635,483
Incurred losses and loss expenses	1,157,489	(387,902)	769,587	2,213,438	(711,153)	1,502,285
Paid losses and loss expenses	(990,038)	298,166	(691,872)	(2,149,480)	674,162	(1,475,318)
Foreign exchange and other	(239,567)	38,233	(201,334)	(319,013)	46,019	(272,994)

End of period [a]	$14,398,039	$(5,008,583)	$9,389,456	$14,398,039	$(5,008,583)	$9,389,456

[a]   At June 30, 2022, reserve for losses and loss expenses included IBNR of $9.1 billion, or 63% (December 31, 2021: $9.1 billion, or 62%).

RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS

	Three months ended June 30, 2022			Six months ended June 30, 2022
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total

Gross paid losses and loss expenses	$549,819	$440,219	$990,038	$1,249,182	$900,298	$2,149,480
Reinsurance recoverable on paid losses and loss expenses	(217,004)	(81,162)	(298,166)	(506,544)	(167,618)	(674,162)
Net paid losses and loss expenses	332,815	359,057	691,872	742,638	732,680	1,475,318

Gross case reserves	3,879	99,716	103,595	(198,323)	121,349	(76,974)
Gross IBNR	126,823	(62,967)	63,856	269,151	(128,219)	140,932
Reinsurance recoverable on unpaid losses and loss expenses	(41,681)	(48,055)	(89,736)	14,113	(51,104)	(36,991)
Net unpaid losses and loss expenses	89,021	(11,306)	77,715	84,941	(57,974)	26,967

Total net incurred losses and loss expenses	$421,836	$347,751	$769,587	$827,579	$674,706	$1,502,285

Gross reserve for losses and loss expenses	$7,764,775	$6,633,264	$14,398,039	$7,764,775	$6,633,264	$14,398,039

Net favorable prior year reserve development	$2,773	$1,167	$3,940	$9,838	$3,059	$12,897

Key Ratios

Net paid losses and loss expenses / Net incurred losses and loss expenses	78.9%	103.3%	89.9%	89.7%	108.6%	98.2%

Net paid losses and loss expenses / Net premiums earned	43.3%	70.6%	54.2%	48.8%	72.3%	58.2%
Net unpaid losses and loss expenses / Net premiums earned	11.6%	(2.2%)	6.1%	5.6%	(5.7%)	1.1%
Net losses and loss expenses ratio	54.9%	68.4%	60.3%	54.4%	66.6%	59.3%

AXIS CAPITAL HOLDINGS LIMITED
RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS BY SEGMENT

							Year ended December 31,
	Q2 2022	Q1 2022	Q4 2021	Q3 2021	Q2 2021	Q2 2020	2021
INSURANCE SEGMENT
Gross paid losses and loss expenses	$549,819	$699,362	$691,657	$441,854	$493,803	$543,599	$2,200,524
Reinsurance recoverable on paid losses and loss expenses	(217,004)	(289,540)	(319,661)	(154,584)	(174,727)	(218,928)	(886,710)
Net paid losses and loss expenses	332,815	409,822	371,996	287,270	319,076	324,671	1,313,814

Gross case reserves	3,879	(202,202)	67,731	47,583	(1,372)	72,563	94,651
Gross IBNR	126,823	142,331	(66,132)	326,336	83,955	(35,502)	392,451
Reinsurance recoverable on unpaid losses and loss expenses	(41,681)	55,794	9,651	(218,508)	(69,484)	(24,365)	(285,918)
Net unpaid losses and loss expenses	89,021	(4,077)	11,250	155,411	13,099	12,696	201,184

Total net incurred losses and loss expenses	$421,836	$405,745	$383,246	$442,681	$332,175	$337,367	$1,514,998

Gross reserve for losses and loss expenses	$7,764,775	$7,719,773	$7,803,529	$7,797,533	$7,456,368	$6,865,343	$7,803,529

Net favorable prior year reserve development	$2,773	$7,062	$5,008	$5,418	$6,427	$420	$18,360

Key Ratios

Net paid losses and loss expenses / Net incurred losses and loss expenses	78.9%	101.0%	97.1%	64.9%	96.1%	96.2%	86.7%

Net paid losses and loss expenses / Net premiums earned	43.3%	54.4%	51.5%	42.2%	50.5%	56.3%	49.6%
Net unpaid losses and loss expenses / Net premiums earned	11.6%	(0.5%)	1.6%	22.8%	2.1%	2.2%	7.5%
Net losses and loss expenses ratio	54.9%	53.9%	53.1%	65.0%	52.6%	58.5%	57.1%

REINSURANCE SEGMENT
Gross paid losses and loss expenses	$440,219	$460,079	$448,300	$484,553	$416,850	$466,692	$1,758,039
Reinsurance recoverable on paid losses and loss expenses	(81,162)	(86,455)	(98,494)	(78,672)	(79,713)	(100,748)	(307,602)
Net paid losses and loss expenses	359,057	373,624	349,806	405,881	337,137	365,944	1,450,437

Gross case reserves	99,716	21,633	77,796	81,030	58,448	97,573	221,891
Gross IBNR	(62,967)	(65,254)	(68,857)	142,067	(27,193)	(92,099)	123,080
Reinsurance recoverable on unpaid losses and loss expenses	(48,055)	(3,049)	(25,766)	(160,290)	(34,094)	(32,524)	(301,623)
Net unpaid losses and loss expenses	(11,306)	(46,670)	(16,827)	62,807	(2,839)	(27,050)	43,348

Total net incurred losses and loss expenses	$347,751	$326,954	$332,979	$468,688	$334,298	$338,894	$1,493,785

Gross reserve for losses and loss expenses	$6,633,264	$6,750,382	$6,849,565	$6,861,463	$6,700,985	$6,313,823	$6,849,565

Net favorable prior year reserve development	$1,167	$1,894	$4,262	$5,594	$381	$2,235	$14,050

Key Ratios

Net paid losses and loss expenses / Net incurred losses and loss expenses	103.3%	114.3%	105.1%	86.6%	100.8%	108.0%	97.1%

Net paid losses and loss expenses / Net premiums earned	70.6%	73.9%	67.9%	76.5%	64.2%	69.4%	70.5%
Net unpaid losses and loss expenses / Net premiums earned	(2.2%)	(9.2%)	(3.3%)	11.9%	(0.6%)	(5.1%)	2.1%
Net losses and loss expenses ratio	68.4%	64.7%	64.6%	88.4%	63.6%	64.3%	72.6%

AXIS CAPITAL HOLDINGS LIMITED
NET PROBABLE MAXIMUM LOSSES TO CERTAIN PEAK INDUSTRY CATASTROPHE EXPOSURES - AS OF JULY 1, 2022

		Estimated Net Exposures (millions of U.S. dollars)
Territory	Peril	50 Year Return Period	% of Common Shareholders' Equity	100 Year Return Period	% of Common Shareholders' Equity	250 Year Return Period	% of Common Shareholders' Equity
Single zone, single event
Southeast	U.S. Hurricane	$122	2.9%	$144	3.5%	$184	4.4%
Northeast	U.S. Hurricane	26	0.6%	68	1.6%	149	3.6%
Mid-Atlantic	U.S. Hurricane	53	1.3%	119	2.9%	191	4.6%
Gulf of Mexico	U.S. Hurricane	114	2.7%	142	3.4%	184	4.4%
Europe	Windstorm	83	2.0%	104	2.5%	150	3.6%
Japan	Windstorm	32	0.8%	78	1.9%	104	2.5%
Japan	Earthquake	58	1.4%	115	2.8%	185	4.5%
California	Earthquake	121	2.9%	179	4.3%	265	6.4%

The table above shows our net Probable Maximum Loss (“PML”) to a single natural peril catastrophe event within certain defined single zones which correspond to peak industry catastrophe exposures at July 1, 2022. The return period refers to the frequency with which losses of a given amount or greater are expected to occur. A zone is a geographic area in which the insurance risks are considered to be correlated to a single catastrophic event. Estimated losses from a modeled event are grouped into a single zone, as shown above, based on where the majority of the total estimated industry loss is expected to occur.
As indicated in the table above, our modeled single occurrence 1-in-100 year return period PML for a Southeast U.S. hurricane, net of reinsurance, is approximately $0.1 billion. According to our modeling, there is a one percent chance that on an annual basis, losses incurred from a Southeast U.S. hurricane event could be in excess of $0.1 billion. Conversely, there is a 99% chance that on an annual basis, the loss from a Southeast U.S. hurricane will fall below $0.1 billion.
We have developed our PML estimates by combining judgment and experience with the outputs from the catastrophe model, commercially available from AIR Worldwide. Additionally, we have included our estimate of non-modeled perils and other factors which we believe provides us with a more complete view of catastrophe risk.
Our PML estimates are based on assumptions that are inherently subject to significant uncertainties and contingencies. These uncertainties and contingencies can affect actual losses and could cause actual losses to differ materially from those expressed above. We aim to reduce the potential for model error in a number of ways, the most important of which is by ensuring that management’s judgment supplements the model outputs. Models are continuously validated at the line of business and at a group level by our catastrophe model validation team. These validation procedures include sensitivity testing of models to understand their key variables and, where possible, back testing the model outputs to actual results.
Estimated net losses from peak zone catastrophes may change from period to period as a result of several factors, which include but are not limited to, updates to vendor catastrophe models, changes to internal modeling, underwriting portfolios, reinsurance purchasing strategy and foreign currency exchange rates.

AXIS CAPITAL HOLDINGS LIMITED
EARNINGS PER COMMON SHARE INFORMATION - AS REPORTED, U.S. GAAP

	Three months ended June 30,		Six months ended June 30,
	2022	2021	2022	2021

Net income available to common shareholders	$27,215	$227,910	$168,857	$343,645

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Weighted average common shares outstanding	85,173	84,764	85,068	84,640
Dilutive share equivalents:
Share-based compensation plans	670	503	758	477
Weighted average diluted common shares outstanding	85,843	85,267	85,826	85,117

EARNINGS PER COMMON SHARE
Earnings per common share	$0.32	$2.69	$1.98	$4.06
Earnings per diluted common share	$0.32	$2.67	$1.97	$4.04

EARNINGS PER COMMON SHARE INFORMATION AND COMMON SHARES ROLL FORWARD

	Q2 2022	Q1 2022	Q4 2021	Q3 2021	Q2 2021	Q2 2020

Net income available to common shareholders	$27,215	$141,637	$197,329	$47,385	$227,910	$112,477

COMMON SHARES OUTSTANDING
Common shares - at beginning of period	85,276	84,774	84,773	84,767	84,753	84,298
Shares issued and treasury shares reissued	19	747	5	10	22	11
Shares repurchased for treasury	(640)	(245)	(4)	(4)	(8)	(3)
Common shares - at end of period	84,655	85,276	84,774	84,773	84,767	84,306

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Weighted average common shares outstanding	85,173	84,961	84,774	84,771	84,764	84,303
Dilutive share equivalents:
Share-based compensation plans [a]	670	847	817	565	503	297
Weighted average diluted common shares outstanding	85,843	85,808	85,591	85,336	85,267	84,600

EARNINGS PER COMMON SHARE
Earnings per common share	$0.32	$1.67	$2.33	$0.56	$2.69	$1.33
Earnings per diluted common share	$0.32	$1.65	$2.31	$0.56	$2.67	$1.33

AXIS CAPITAL HOLDINGS LIMITED
BOOK VALUE PER DILUTED COMMON SHARE ANALYSIS - TREASURY STOCK METHOD [a]

	At June 30, 2022

	Common Shareholders’ Equity	Common Shares Outstanding net of Treasury Shares	Per share

Closing stock price			$57.09

Book value per common share	$4,152,631	84,655	$49.05

Dilutive securities: [b]
Restricted stock units		2,546	(1.43)
Book value per diluted common share	$4,152,631	87,201	$47.62

	At December 31, 2021

	Common Shareholders’ Equity	Common Shares Outstanding net of Treasury Shares	Per share

Closing stock price			$54.47

Book value per common share	$4,860,656	84,774	$57.34

Dilutive securities: [b]
Restricted stock units		2,373	(1.56)
Book value per diluted common share	$4,860,656	87,147	$55.78

[a]   Under this method, unvested restricted stock units are included in determining the diluted common shares outstanding.
[b]   Cash-settled restricted stock units are excluded.

TANGIBLE BOOK VALUE PER DILUTED COMMON SHARE

	Q2 2022	Q1 2022	Q4 2021	Q3 2021	Q2 2021	Q2 2020

Common shareholders' equity	$4,152,631	$4,570,540	$4,860,656	$4,785,055	$4,839,760	$4,747,820
Less: goodwill	(100,801)	(100,801)	(100,801)	(100,801)	(100,801)	(102,003)
Less: intangible assets	(203,259)	(205,988)	(208,717)	(211,557)	(214,286)	(225,092)
Associated tax impact	52,546	53,055	53,500	53,175	53,241	42,515
Tangible common shareholders' equity	$3,901,117	$4,316,806	$4,604,638	$4,525,872	$4,577,914	$4,463,240

Diluted common shares outstanding, net of treasury shares [a]	87,201	87,948	87,147	87,216	87,197	86,178

Book value per diluted common share	$47.62	$51.97	$55.78	$54.86	$55.50	$55.09

Tangible book value per diluted common share	$44.74	$49.08	$52.84	$51.89	$52.50	$51.79

[a] Diluted common shares outstanding, net of treasury shares, is calculated in the table above.

AXIS CAPITAL HOLDINGS LIMITED
NON-GAAP FINANCIAL MEASURES RECONCILIATION (UNAUDITED)
OPERATING INCOME AND OPERATING RETURN ON AVERAGE COMMON EQUITY

	Three months ended June 30,		Six months ended June 30,
	2022	2021	2022	2021
Net income available to common shareholders	$27,215	$227,910	$168,857	$343,645
Net investment (gains) losses [a]	173,263	(73,293)	267,771	(102,936)
Foreign exchange losses (gains) [b]	(57,000)	19,602	(101,274)	23,716
Reorganization expenses [c]	15,728	—	15,728	—
Interest in income of equity method investments [d]	(1,050)	(9,799)	(12,600)	(18,960)
Income tax expense (benefit)	(9,165)	6,088	(9,663)	7,782
Operating income	$148,991	$170,508	$328,819	$253,247

Earnings per diluted common share	$0.32	$2.67	$1.97	$4.04
Net investment (gains) losses	2.02	(0.86)	3.12	(1.21)
Foreign exchange losses (gains)	(0.66)	0.23	(1.18)	0.28
Reorganization expenses	0.18	—	0.18	—
Interest in income of equity method investments	(0.01)	(0.11)	(0.15)	(0.22)
Income tax expense (benefit)	(0.11)	0.07	(0.11)	0.09
Operating income per diluted common share	$1.74	$2.00	$3.83	$2.98

Weighted average diluted common shares outstanding	85,843	85,267	85,826	85,117

Average common shareholders' equity	$4,361,586	$4,733,075	$4,506,644	$4,792,727

Annualized return on average common equity	2.5%	19.3%	7.5%	14.3%

Annualized operating return on average common equity	13.7%	14.4%	14.6%	10.6%

[a] Tax expense (benefit) of $(19,598) and $7,491 for the three months ended June 30, 2022 and 2021, respectively, and ($32,912) and $8,975 for the six months ended June 30, 2022 and 2021 respectively. Tax impact is estimated by applying the statutory rates of applicable jurisdictions, after consideration of other relevant factors including the ability to utilize capital losses.
[b] Tax expense (benefit) of $12,132 and ($1,403) for the three months ended June 30, 2022 and 2021, respectively and $24,948 and ($1,193) for the six months ended June 30, 2022 and 2021 respectively. Tax impact is estimated by applying the statutory rates of applicable jurisdictions, after consideration of other relevant factors including the tax status of specific foreign exchange transactions.
[c] Tax expense (benefit) of ($1,699) for the three and six months ended June 30, 2022. Tax impact is estimated by applying the statutory rates of applicable jurisdictions.
[d] Tax expense (benefit) of $nil for the three and six months ended June 30, 2022 and 2021, respectively. Tax impact is estimated by applying the statutory rates of applicable jurisdictions.

AXIS CAPITAL HOLDINGS LIMITED
RATIONALE FOR THE USE OF NON-GAAP FINANCIAL MEASURES

We present our results of operations in a way we believe will be meaningful and useful to investors, analysts, rating agencies and others who use our financial information to evaluate our performance. Some of the measurements we use are considered non-GAAP financial measures under SEC rules and regulations. In this document, we present underwriting-related general and administrative expenses, consolidated underwriting income (loss), operating income (loss) (in total and on a per share basis), annualized operating return on average common equity ("operating ROACE"), tangible book value per diluted common share which are non-GAAP financial measures as defined in SEC Regulation G. We believe that these non-GAAP financial measures, which may be defined and calculated differently by other companies, help explain and enhance the understanding of our results of operations. However, these measures should not be viewed as a substitute for those determined in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP").

Underwriting-Related General and Administrative Expenses
Underwriting-related general and administrative expenses include those general and administrative expenses that are incremental and/or directly attributable to our underwriting operations. While this measure is presented in the 'Segment Information' note to our Consolidated Financial Statements, it is considered a non-GAAP financial measure when presented elsewhere on a consolidated basis.

Corporate expenses include holding company costs necessary to support our worldwide insurance and reinsurance operations and costs associated with operating as a publicly-traded company. As these costs are not incremental and/or directly attributable to our underwriting operations, these costs are excluded from underwriting-related general and administrative expenses, and therefore, consolidated underwriting income (loss). General and administrative expenses, the most comparable GAAP financial measure to underwriting-related general and administrative expenses, also includes corporate expenses.

The reconciliation of underwriting-related general and administrative expenses to general and administrative expenses, the most comparable GAAP financial measure, is presented in the 'Consolidated Statements of Operations ' section of this document.

Consolidated Underwriting Income (Loss)
Consolidated underwriting income (loss) is a pre-tax measure of underwriting profitability that takes into account net premiums earned and other insurance related income (loss) as revenues and net losses and loss expenses, acquisition costs and underwriting-related general and administrative expenses as expenses. While this measure is presented in the 'Segment Information' note to our Consolidated Financial Statements, it is considered a non-GAAP financial measure when presented elsewhere on a consolidated basis.

We evaluate our underwriting results separately from the performance of our investment portfolio. As a result, we believe it is appropriate to exclude net investment income and net investment gains (losses) from our underwriting profitability measure.

Foreign exchange losses (gains) in our consolidated statements of operations primarily relate to the impact of foreign exchange rate movements on our net insurance-related liabilities. However, we manage our investment portfolio in such a way that unrealized and realized foreign exchange losses (gains) on our investment portfolio generally offset a large portion of the foreign exchange losses (gains) arising from our underwriting portfolio. As a result, we believe that foreign exchange losses (gains) in our consolidated statements of operations in isolation are not a meaningful contributor to our underwriting performance, therefore, foreign exchange losses (gains) are excluded from consolidated underwriting income (loss).

Interest expense and financing costs primarily relate to interest payable on our debt. As these expenses are not incremental and/or directly attributable to our underwriting operations, these expenses are excluded from underwriting-related general and administrative expenses, and therefore, consolidated underwriting income (loss).

Reorganization expenses relate to our exit from property reinsurance business, part of an overall approach to reduce our exposure to volatile catastrophe risk, in the second quarter of 2022. Reorganization expenses are primarily driven by business decisions, the nature and timing of which are not related to the underwriting process, therefore, these expenses are excluded from consolidated underwriting income (loss).

Amortization of intangible assets including value of business acquired ("VOBA") arose from business decisions, the nature and timing of which are not related to the underwriting process, therefore, these expenses are excluded from consolidated underwriting income (loss).

We believe that the presentation of underwriting-related general and administrative expenses and consolidated underwriting income (loss) provides investors with an enhanced understanding of our results of operations, by highlighting the underlying pre-tax profitability of our underwriting activities. The reconciliation of consolidated underwriting income (loss) to net income (loss), the most comparable GAAP financial measure, is presented in the 'Consolidated Statements of Operations' section of this document.

Operating Income (Loss)
Operating income (loss) represents after-tax operational results exclusive of net investment gains (losses), foreign exchange losses (gains), reorganization expenses, and interest in income (loss) of equity method investments.

Although the investment of premiums to generate income and investment gains (losses) is an integral part of our operations, the determination to realize investment gains (losses) is independent of the underwriting process and is heavily influenced by the availability of market opportunities. Furthermore, many users believe that the timing of the realization of investment gains (losses) is somewhat opportunistic for many companies.

Foreign exchange losses (gains) in our consolidated statements of operations primarily relate to the impact of foreign exchange rate movements on net insurance-related liabilities. In addition, we recognize unrealized foreign exchange losses (gains) on our equity securities and foreign exchange losses (gains) realized on the sale of our available for sale investments and equity securities in net investment gains (losses). We recognize unrealized foreign exchange losses (gains) on our available for sale investments in other comprehensive income (loss). These unrealized foreign exchange losses (gains) generally offset a large portion of the foreign exchange losses (gains) reported in net income (loss), thereby minimizing the impact of foreign exchange rate movements on total shareholders’ equity. As a result, we believe that foreign exchange losses (gains) in our consolidated statements of operations in isolation are not a meaningful contributor to the performance of our business, therefore, foreign exchange losses (gains) are excluded from operating income (loss).

Reorganization expenses relate to the exit of our property reinsurance business, part of an overall approach to reduce our exposure to volatile catastrophe risk, in the second quarter of 2022. Reorganization expenses are primarily driven by business decisions, the nature and timing of which are not related to the underwriting process, therefore, these expenses are excluded from operating income (loss).

Interest in income (loss) of equity method investments is primarily driven by business decisions, the nature and timing of which are not related to the underwriting process, therefore, this income (loss) is excluded from operating income (loss).

Certain users of our financial statements evaluate performance exclusive of after-tax net investment gains (losses), foreign exchange losses (gains), reorganization expenses, and interest in income (loss) of equity method investments to understand the profitability of recurring sources of income.

We believe that showing net income (loss) available (attributable) to common shareholders exclusive of after-tax net investment gains (losses), foreign exchange losses (gains), reorganization expenses, and interest in income (loss) of equity method investments reflects the underlying fundamentals of our business. In addition, we believe that this presentation enables investors and other users of our financial information to analyze performance in a manner similar to how our management analyzes the underlying business performance. We also believe this measure follows industry practice and, therefore, facilitates comparison of our performance with our peer group. We believe that equity analysts and certain rating agencies that follow us, and the insurance industry as a whole, generally exclude these items from their analyses for the same reasons. The reconciliation of operating income (loss) to net income (loss) available (attributable) to common shareholders, the most comparable GAAP financial measure, is presented in the 'Non-GAAP Financial Measures Reconciliation' section of this document.

We also present operating income (loss) per diluted common share and annualized operating ROACE, which are derived from the operating income (loss) measure and are reconciled to the most comparable GAAP financial measures, earnings (loss) per diluted common share and annualized return on average common equity ("ROACE"), respectively, in the 'Non-GAAP Financial Measures Reconciliation' section of this document.

Tangible Book Value per Diluted Common Share
Tangible book value represents common shareholders' equity exclusive of after-tax goodwill and intangible assets. We present tangible book value per diluted common share calculated under the treasury stock method. We believe that this measure, in combination with book value per diluted common share, is useful in assessing value generated for our common shareholders. A reconciliation of tangible book value per diluted common share to book value per diluted common share, the most comparable GAAP financial measure, is presented in the 'Tangible Book Value per Diluted Common Share' section of this document.